                                                                    EXHIBIT 10.3

                                 PROMISSORY NOTE

                                                              ____________, 1997
$_____________                                             San Diego, California

            1. Obligation. For value received, C2i Solutions, Inc., a Delaware corporation ("Payor") promises to pay to the order of _______________, an individual ("Holder"), the principal sum equal to ____________________ Dollars ($___________), plus accrued interest. Interest will accrue at an annual rate equal to ten percent (10%). Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full. Payment of principal and interest shall be due on the earlier of (i) the closing of an underwritten initial public offering by Payor of its equity securities or (ii) September 30, 1999.

            2. Prepayment. This Note may be prepaid by Payor, in whole or in part, at any time without penalty or premium.

            3. Waiver. Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived. No single or partial exercise of, or forbearance from exercising, any power hereunder shall preclude other or further exercises thereof or the exercise of any other power. No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

            4. Maximum Rate. All agreements which either are now or which shall become agreements between Payor and Holder are expressly limited so that in no contingency or event whatever, whether by reason of deferment or advancement of the indebtedness represented by this Note, acceleration of the maturity date of this Note, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount of interest permissible under applicable law. If at any time, from any circumstance whatsoever, fulfillment of any provision of this Note or any other agreement between Payor and Holder, shall result in or involve payments or performance which would exceed the maximum legal interest rate, then, ipso facto, the obligation to be fulfilled shall be reduced so as not to exceed said maximum legal interest rate.

            5. Governing Law. Principal and interest are payable in lawful money of the United States. This Note shall be governed by and construed in accordance with the laws of the State of California. In any action brought under or arising out of this Note, Holder hereby consents to the jurisdiction of any competent court within the State of California and consents to service of process by any means authorized by California law.


                                      C2i SOLUTIONS, INC.

                                      By:
                                         ---------------------------------------
                                      John A. Whalen, Jr.
                                      President and Chief Executive Officer

Common Stock Warrant
                                                                     Number ___

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                                     Void after September 30, 1999



                               C2i SOLUTIONS, INC.
                          COMMON STOCK PURCHASE WARRANT




            THIS CERTIFIES THAT, for value received, __________________ is entitled to purchase _________________ (______) shares of Common Stock ("Warrant Shares") of C2i SOLUTIONS, INC., a Delaware corporation (the "Company"), at a price per share equal to four dollars ($4.00) per share ("Warrant Price"), subject to adjustments and all other terms and conditions set forth in this Warrant, provided, however, that in the event the Company completes an underwritten initial public offering of the equity securities of the Company (the "IPO") prior to September 30, 1998, the Warrant Price shall be equal to two/thirds (2/3's) of the price to the public of the securities offered in the IPO, as set forth on the cover page of the final prospectus for that offering.

            1. Definitions. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

               (a) "Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (b) "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

               (c) "Common Stock" shall mean shares of the Company's presently or subsequently authorized Common Stock, and any stock into which such Common Stock may hereafter be exchanged.

               (d) "Company" shall mean C2i SOLUTIONS, INC., a Delaware corporation, and any corporation which shall succeed to or assume the obligations of C2i SOLUTIONS, INC., under this Warrant.

               (e) "Date of Grant" shall mean October 22, 1997.

               (f) "Exercise Date" shall mean the effective date of the delivery of the Notice of Exercise pursuant to Sections 4 and 11 below.

               (g) "Holder" shall mean any person who shall at the time be the registered holder of this Warrant.

               (h) "Notes" shall mean the Promissory Notes of the Company dated October 22,1997, in the aggregate principal amount of up to $1,000,000, issued to the initial Holder and other security holders of the Company concurrently with the issuance of this Warrant.

               (i) "Shares" shall mean shares of the Company's Common Stock, as described in the Company's Certificate of Incorporation.

            2. Issuance of Warrant and Consideration Therefor. This Warrant is issued in consideration of the Holder's loan to the Company as described in the Notes issued concurrently with this Warrant.

            3. Term. The purchase right represented by this Warrant is exercisable only during the period commencing one year from the closing of the IPO and ending on the date two years from the closing of the IPO.

            4. Method of Exercise and Payment.

               (a) Method of Exercise. Subject to Section 3 hereof and compliance with all applicable Federal and state securities laws, the purchase right represented by this Warrant may be exercised, in whole or in part and from time to time, by the Holder by (i) surrender of this Warrant and delivery of the Notice of Exercise (the form of which is attached hereto as Exhibit A), duly executed, at the principal office of the Company and (ii) payment to the Company of an amount equal to the product of the then applicable Warrant Price multiplied by the number of Shares then being purchased pursuant to one of the payment methods permitted under Section 4(b) below.

               (b) Method of Payment. Payment shall be made either (1) by check drawn on a United States bank and for United States funds made payable to the Company, or (2) by wire transfer of United States funds for the account of the Company.

               (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                    Y (A-B)
     X =
                -----------------
                       A

          Where  X = the number of shares of Common Stock to be issued to the
                     Holder,

                 Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation),

                 A = the fair market value of one share of the Company's
                     Common Stock (at the date of such calculation), and

                 B = the Warrant Price (as adjusted to the date of such
                     calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Common Stock at the time of such exercise, fair market value shall mean the average over the preceding ten (10) trading days (or such fewer number of days as such public market has existed) of the mean of the closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if the Common Stock is then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding ten trading days (or such fewer number of days as the Common Stock has been so traded) of the closing sale prices on the principal national securities exchange or the National Market on which it is so traded.

                   (d) Delivery of Certificate. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within thirty days of delivery of the Notice of Exercise and, unless this Warrant has been fully exercised or has expired, a new warrant representing the portion of the Shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty day period.

                   (e) No Fractional Shares. No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the fair market value per Share as of the date of exercise.

                   (f) Company's Representations.

                       (i) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer


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

provided for herein or under applicable federal and state securities laws. During the period within which the purchase right represented by this Warrant may be exercised, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of the purchase right represented by this Warrant, a sufficient number of Shares to provide for the exercise of the purchase right represented by this Warrant;

                       (ii) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights;

                       (iii) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be inconsistent with the Company's Certificate of Incorporation or Bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a material default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or, assuming the accuracy of the initial Holder's representations and warranties in the Subscription Agreement and Investor Questionnaire executed by the initial Holder, require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency (other than such consents, approvals, notices, actions, filings, etc., as have already been obtained or made, as the case may
be).

            5. Adjustment of Warrant Price and Number of Shares. The number of securities issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend then, and in each case, the Holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by subsections (b) and (c) of this Section 5.

               (b) Adjustment for Reclassification or Reorganization. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company on or after the date hereof, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization, shall be entitled to receive, in lieu of or in addition to the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in subsections (a) and (c); in each such case, the terms of this Section 5 shall be applicable to the shares of stock or other securities property receivable upon the exercise of this Warrant after such consummation.

               (c) Stock Splits and Reverse Stock Splits. If, at any time on or after the date hereof, the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of the Warrant shall be proportionately decreased.

            6. Notices of Record Date, Etc. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (the "Distribution"), (b) any capital reorganization or reclassification of the stated capital of the Company or any consolidation or merger of the Company with any other corporation or corporations (other than a wholly-owned subsidiary), or the sale or distribution of all or substantially all of the Company's property and assets (the "Reorganization Event"), or (c) any proposed filing of a registration statement under the Act in connection with a primary public offering of the Company's Common Stock (the "Registration Event"), the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date of any such Distribution stating the amount and character of such Distribution, (ii) the date on which any such Reorganization Event or Registration Event is expected to become effective, and (iii) the time, if any, that is to be fixed as to when the holders of record of the Company's securities shall be entitled to exchange their shares of the Company's securities for securities or other property deliverable upon such Reorganization Event. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

            7. Compliance with Act; Transferability and Negotiability of Warrant; Disposition of Shares.

               (a) Compliance with Act. The Holder, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon the exercise hereof are being acquired solely for its own account (or a trust account if the Holder is a trust) and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon the exercise hereof except under circumstances which will not result in a violation of the Act. Upon the exercise of this Warrant, the Holder shall confirm in writing, in a form satisfactory to the Company, that the Shares so issued are being acquired solely for its own account (or a trust account if the Holder is a trust) and not as a nominee for any other party and not with a view toward resale or distribution thereof. This Warrant and the Shares to be issued upon the exercise hereof (unless registered under the Act) shall be imprinted with a legend in substantially the following form:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

            In addition, this Warrant and the Shares to be issued upon the exercise hereof shall bear any legends required by the securities laws of any applicable states.

               (b) Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions satisfactory to the Company, if requested by the Company and the transfer is to a person other than a general partner of the initial Holder). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery; provided, however, that neither this Warrant nor the Shares purchasable with this Warrant may be transferred to any entity or person which the Company reasonably determines to be an actual or potential competitor of the Company. The Company shall act promptly to record transfers of this Warrant on its books, but the Company may treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

               (c) Disposition of Shares. With respect to any offer, sale, transfer or other disposition of any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, except for any such offer, sale, transfer or other disposition of Shares to a general partner of the initial Holder, the Holder and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of legal counsel for such holder, reasonably satisfactory to the Company and its legal counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act or any other Federal or state securities laws) of such Shares and indicating whether or not under the Act, certificates for such Shares to be sold or otherwise disposed of require any restrictive legend as to the applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of legal counsel for the holder is not reasonably satisfactory to the Company and its legal counsel, the Company shall so notify the holder promptly after such determination has been made. Notwithstanding the foregoing, such Shares may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Shares thus transferred (except a transfer pursuant to Rule 144(k)) shall bear a restrictive legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of legal counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            8. Rights of Shareholders. No Holder shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, transfer of assets or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares issuable upon exercise hereof shall have become deliverable, as provided herein.

            9. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

            10. Exchange of Warrant. Subject to the other provisions of this Warrant, on surrender of this Warrant for exchange, properly endorsed and subject to the provisions of this Warrant with respect to compliance with the Act, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as


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

the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Shares issuable upon exercise thereof.

            11. Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

            12. Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            13. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied to agreements entered into in California and to be performed solely by California residents.

            14. Titles and Subtitles; Forms of Pronouns. The titles of the Sections and Subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in this Warrant shall be deemed to include masculine, feminine and neuter forms.

            15. Expiration. Subject to earlier termination pursuant to Section 3 above, the right to exercise this Warrant shall expire at 5:00 P.M. California time, on September 30, 1999.

Dated:  October ___, 1997

                                           C2I SOLUTIONS, INC.


                                           By:
                                               ---------------------------------
                                               John A. Whalen, Jr.
                                               Chief Executive Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:  C2i SOLUTIONS, INC.

            1. The undersigned Holder of the attached original, executed Common Stock Purchase Warrant hereby elects to exercise its purchase right under such Warrant with respect to ________________ Shares, as defined in the Warrant, of C2i Solutions, Inc.

            2. The undersigned Holder elects to pay the aggregate Warrant Price for such Shares (the "Exercise Shares") in the following manner:

                  [ ] by the enclosed check drawn on a United States bank and for United States funds made payable to the Company in the amount of $_____________; or

                  [ ] by wire transfer of United States funds to the account of the Company in the amount of $___________, which transfer has been made before or simultaneously with the delivery of this Notice pursuant to the instructions of the Company.

                  [ ] pursuant to the Net Exercise provisions set forth in
                      Section 4(c) of the Warrant.

            3. Please issue a stock certificate or certificates representing the appropriate number of Shares in the name of the undersigned or in such other names as is specified below;

                           Name:
                                ------------------------------------------------

                           Address:
                                   ---------------------------------------------

                           Tax Ident. No.:
                                          --------------------------------------
                           HOLDER:


                           By:
                              --------------------------------------------------

                           Title:
                                 -----------------------------------------------

Date:
    -------------------

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